UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

__________________________

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported):  February 23, 2007

PARKWAY PROPERTIES, INC.

(Exact Name of Registrant as Specified in its Charter)

                                                     Maryland                                        1-11533                                      74-2123597

                                        (State or Other Jurisdiction             (Commission File Number)                      (IRS Employer

                                               of Incorporation)                                                                                 Identification No.)

One Jackson Place, Suite 1000, 188 East Capitol Street, Jackson, MS 39225-4647

(Address of Principal Executive Offices, including zip code)

(601) 948-4091

(Registrant's telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

       Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

       Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

       Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

       Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.03  Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On February 23, 2007, the Company's Board of Directors approved an amendment to Article VII of the Bylaws of the Corporation to provide exemption from the Maryland General Corporation Law Control Share Acquisition Statute for all shares of capital stock of the Corporation.  The amendment is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

            (d)        Exhibits

            The following is filed as an exhibit to this Current Report on Form 8-K:

3.1       The following provision was added to Article VII of the Bylaws of the Corporation:

Section 8.         Exemption From Control Share Acquisition Statute

The provisions of Section 3-701 to 3-709 of the Maryland General Corporation Law shall not apply to any share of the capital stock of the Corporation.  Such shares of capital stock are exempted from such Sections to the fullest extent permitted by Maryland law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:    February 27, 2007

                            PARKWAY PROPERTIES, INC.

                             By:   /s/Mandy M. Pope

                                   Mandy M. Pope

                                   Chief Accounting Officer

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